UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

ST. BERNARD SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science
San Diego, CA 92128
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.    Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders ("AGM") of St. Bernard Software, Inc. (the "Company") was held on June 15, 2010 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 11,704,782 registered shares (87.4% of 13,391,439 registered shares outstanding and entitled to vote as of April 23, 2010, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item 1.    To elect three (3) directors:

	For		Withheld
Humphrey Polanen	9,021,962	77.1%	62,360	0.5%
Bart A.M. van Hedel	9,021,962	77.1%	62,360	0.5%
Louis Ryan	9,021,962	77.1%	62,360	0.5%

Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

Agenda Item 2.    To approve an amendment to the Company's 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
7,910,448	67.6%	1,118,270	9.6%	55,604	0.5%

Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

Agenda Item 3.    To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
11,704,497	100.0%	100	0.0%	185	0.0%

Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: June 21, 2010	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer and Chairman of the Board of Directors